Investor Presentation Fourth Quarter and Year Ended 2022

Forward-Looking Statements 2 This information contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, market conditions, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels and asset quality. Forward looking statements are typically identified by words or phrases such as “will likely result,” “expect,” “anticipate,” “estimate,” “forecast,” “project,” “intend,” “ believe,” “assume,” “strategy,” “trend,” “plan,” “outlook,” “outcome,” “continue,” “remain,” “potential,” “opportunity,” “comfortable,” “current,” “position,” “maintain,” “sustain,” “seek,” “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements including, but not limited to: the effects of: market interest rates and the impacts of market interest rates on economic conditions, customer behavior, and the Company’s loan and securities portfolios; monetary and fiscal policies of the U.S. government, including policies of the Federal Reserve; changes in accounting policies, practices, or guidance, for example, our adoption of CECL, including potential volatility in the Company’s operating results due to application of the CECL methodology; cyber-security threats, attacks or events; rapid technological developments and changes; changes in the Company’s liquidity and capital positions; concentrations of loans secured by real estate, particularly commercial real estate, and the potential impacts of changes in market conditions on the value of real estate collateral; an insufficient ACL; the potential adverse effects of unusual and infrequently occurring events, such as weather-related disasters, terrorist acts, war and other military conflicts (such as the ongoing war between Russia and Ukraine) or public health events (such as the COVID-19 pandemic), and of any governmental and societal responses thereto; these potential adverse effects may include, without limitation, adverse effects on the ability of the Company's borrowers to satisfy their obligations to the Company, on the value of collateral securing loans, on the demand for the Company's loans or its other products and services, on incidents of cyberattack and fraud, on the Company’s liquidity or capital positions, on risks posed by reliance on third-party service providers, on other aspects of the Company's business operations and on financial markets and economic growth; a change in spreads on interest-earning assets and interest-bearing liabilities; regulatory supervision and oversight; legislation affecting the financial services industry as a whole, and the Company and the Bank, in particular; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or more costly than anticipated; material increases in costs and expenses; reliance on significant customer relationships; general economic or business conditions, including unemployment levels, continuing supply chain disruptions and slowdowns in economic growth; expansions or consolidations in the Company’s branch network, including that the anticipated benefits of the Company’s branch network optimization project are not fully realized in a timely manner or at all; deterioration of the housing market and reduced demand for mortgages; and re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our filings with the SEC including in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. All risk factors and uncertainties described herein and therein should be considered in evaluating the Company’s forward-looking statements. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are prepared. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made.

Non-GAAP Statements 3 Statements in this exhibit include non-GAAP financial measures and should be read along with the accompanying tables in our definitions and reconciliations of GAAP to non-GAAP financial measures. Management uses, and this exhibit references, net interest income and net interest margin, each on a fully taxable equivalent, or FTE, basis, which are non-GAAP financial measures. Management believes net interest income and net interest margin on an FTE basis provide information useful to investors in understanding our underlying business, operational performance and performance trends as they facilitate comparisons with the performance of other companies in the financial services industry. Although management believes that these non-GAAP financial measures enhance investors’ understanding of our business and performance, these non-GAAP financial measures should not be considered alternatives to GAAP or considered to be more important than financial results determined in accordance with GAAP, nor are they necessarily comparable with non-GAAP measures which may be presented by other companies.

4 TABLE OF CONTENTS Section Title Slides 1 Overview 05-13 2 Financial Highlights 14-22 3 Balance Sheet Transformation 23-27 4 Asset Quality 28-35 5 Deposit Mix & Cost of Funds 36-40 6 Commercial Loan Portfolio Metrics 41-48

Overview 01 5

Our Mission At Carter Bank & Trust, we strive to be the preferred lifetime financial partner for our customers and shareholders, and the employer of choice in the communities we are privileged to serve. Our Purpose Enrich lives and enhance communities today, to build a better tomorrow. Our Values Loyalty We serve to build lifetime relationships Care We care, it’s our tradition and what we do best Optimism We work collaboratively, as one team Trustworthiness We act with integrity and speak with respect Innovation We make bold decisions to continuously improve

Our Company History 7 As of December 31, 2022 $4.2B Assets $3.1B Loans $3.6B Deposits Focused on the Future, a Well-Capitalized Franchise with Momentum ◦ Record year for Earnings and Commercial Loan Production. ◦ Completed Market Segmentation Study to identify key growth and retention target audiences. ◦ Completed a Brand Study resulting in a new Brand Strategy to be implemented in 2023. ◦ Continuing full-service flagship model in select markets with most recent in Charlottesville, VA. ◦ Focus on talent management and acquisition with the launch of several new incentive plans including Retail and Credit Administration. Carter Bank & Trust charter established in 2006 with the merger of ten banks Carter Bankshares, Inc. holding company established in Q4 2020 with the assets of Carter Bank & Trust Bank established denovo in 1974 as First National Bank of Rocky Mount, VA 1974 2006 2020 Headquartered in Martinsville, VA 66 7 3 Corporate Centers Corporate Offices in VA Branches Corporate Highlights The Numbers

8 Our Leadership Team ‘We are intentional and work with purpose to create a culture of leadership excellence - attracting, developing and retaining the best leaders - to achieve mission objectives and to experience break-out performances across the organization.’ Litz Van Dyke, CEO

Virginia | Total Deposits: $3.2M 6 11 7 2 5 22 53 Washington DC Roanoke Lynchburg Charlottesville Blacksburg-Christiansburg Non MSA TOTAL North Carolina | Total Deposits: $0.4M 1 5 2 1 4 13 Charlotte Greensboro Raleigh Durham Fayetteville Non MSA TOTAL The following counties are also included in our CRA Assessment area: Randolph, NC: Greensboro MSA Niagra, NY: Varsity Bank Our Footprint YE 2020 92 Branches YE 2019 101 Branches YE 2018 105 Branches YE 2022 66 Branches Branches in VA and NC Metropolitan Statistical Areas December 31, 2022 'Over the past three years, we have executed a strategic plan to right-size our retail network as we focus on expanding in emerging growth markets. Branch banking transformation continues with the implementation of the universal bankers model and streamlined operations.' Wendy Bell, CFO 9 YE 2021 69 Branches

10 Our Commitment 'Our influence for positive change is in alignment with our purpose and mission. Our commitment to ESG actions benefit our communities, our organization, our environment, and our economy.' Brad Langs, President & CSO Carter Bank associate Bea Ethridge elected to Chair the ABA’s bi- monthly Black Banker Employee Resource Group (BBERG), which focuses on networking, professional development, and mentorship, and supports Black bankers in their careers. The associate also led the formation of the BBERG. Through community shred days, collected 10,121lbs of paper, which equates to: - 27 Trees saved - 256 gallons of oil saved - 2,704 hours of electricity saved - 8,103 gallons of water saved The Bank’s Green Team spearheaded an initiative to bring drinking water to all associates. The first phase included water cooler installations at 32 locations. Estimated to eliminate 1.649 metric tons of plastic waste annually. Environmental Social Governance

Our Culture of Care in the Community 11 * To support small business development, sponsored a short-form social media and website series called Hu$tle Tips. It aims to help entrepreneurs build successful businesses. The series is a new addition to the Hometown Hu$tle platform created by Martinsville, VA based Rudy’s Girl Media. Associates in Greensboro, NC volunteered at a Habitat for Humanity homebuilding site as part of the Bank’s monetary donation and participation in the Hearts of Home kickoff celebration. Within days of Hurricane Ian’s destruction, the Bank donated $18,000 to support 10 American Red Cross Disaster Relief Agents for 12 days, by helping cover the costs of travel, lodging, food, and supplies. Environmental Social Governance 3,210 Volunteer Community Service Hours in 2022 $240,000 Charitable Donations and Sponsorships to Non-Profits in 202210 Blood Drives Supported Through Volunteerism 67 Financial Literacy Taught in 2022

12 Our Talent Lifecycle

13 Strategic Initiatives Update

Financial Highlights 02 14 Insert CB&T photo here

Balance Sheet and Income Statement

$ in thousands

	4Q2022	3Q2022	4Q2021	YE 2022	YE 2021
Operational Results					
Net Interest Income	$ 41,522	$ 37,725	$ 28,050	$ 139,928	$ 111,183
Provision (Recovery) for Credit Losses	52	(77)	939	2,419	3,350
Provision (Recovery) for Unfunded Commitments	319	157	(324)	509	(1,269)
Noninterest Income	5,544	5,235	5,776	21,718	28,881
Noninterest Expense	27,617	23,463	26,236	97,001	102,285
Income Tax Expense	3,469	5,009	1,365	11,599	4,108
Net Income	$ 15,609	$ 14,408	$ 5,610	$ 50,118	$ 31,590
Balance Sheet Condition					
Assets	$4,204,519	$4,114,310	$4,133,746	$4,204,519	$4,133,746
Portfolio Loans, net	3,055,061	2,937,185	2,716,190	3,055,061	2,716,190
Securities	836,273	851,211	922,400	836,273	922,400
Deposits	3,630,333	3,725,929	3,698,476	3,630,333	3,698,476
Shareholders' Equity	$ 328,627	$ 314,816	$ 407,596	$ 328,627	$ 407,596

- Net interest income increased $3.8M QoQ, $13.5M year ago quarter and $28.7M YoY primarily due to increased yields on earning assets as a result of the rising interest rate environment and the reduction in funding costs YoY.
- The provision (recovery) for credit losses increased $0.2M QoQ. The increase QoQ was primarily driven by increased loan volume, slowing prepayment and curtailment fees, net charge-offs of $0.4 million, offset by the reduction of $2.3 million in the other segment due to principal pay-downs.
- Noninterest expenses increased $4.2 million QoQ primarily due to the reversal of the tax credit amortization in the third quarter of 2022 and seasonal costs.

15

Q4/YTD 2022 Q3/YTD 2022 Q4/YTD 2021 Shareholder Ratios Diluted Earnings Per Share (QTD) $ 0.65 $ 0.59 $ 0.21 Diluted Earnings Per Share (YTD) $ 2.03 $ 1.38 $ 1.19 Financial Ratios Return on Assets (YTD) 1.21% 1.12% 0.76 % Return on Equity (YTD) 14.30% 12.80% 7.92 % Total Capital Ratio 13.86% 14.06% 15.46 % Tier I Capital 12.61% 12.80% 14.21 % Leverage Ratio 10.29% 10.11% 10.62 % Core Efficiency (QTD) 59.49% 57.07% 76.58 % Core Efficiency (YTD) 60.69% 61.18% 73.51 % Net Interest Margin (FTE)(QTD) 4.07% 3.75% 2.82 % Net Interest Margin (FTE)(YTD) 3.51% 3.31% 2.84 % Financial / Shareholder Ratios 16 • Financial metrics have improved YoY primarily due to: ◦ net interest income expansion; ◦ lower provision for credit losses; ◦ controlled expenses and; ◦ the success of our share repurchase program • Net interest margin (FTE) has improved QoQ and YoY primarily due to: ◦ an increase in the yield on earning assets QoQ; ◦ the shift in the deposit mix to lower cost funding and; ◦ the stable cost of funds through the 3rd quarter

Capital Management 17 As of December 31, 2022 We adopted CECL effective January 1, 2021 and elected to implement the capital transition relief over the permissible three-year period. Regulatory Well Capitalized Carter Bankshares 12/31/2022 Excess ($) (In Thousands) 12/31/2022 Common Equity Tier 1 Ratio ("CET1") 6.5% 12.61% $212,921 Tier 1 Risk-based Ratio 8.0% 12.61% 160,609 Total Risk-based Capital Ratio 10.0% 13.86% 134,703 Leverage Ratio 5.0% 10.29% 225,974 Critically Undercapitalized Category Tangible equity to total assets ≤2% Capital Conservation Buffer ≥2.5%; composed of CET1 • Focus on maintaining a "well capitalized" capital position. • Establishment of bank holding company provides flexibility and efficiency for potential sub-debt issuance and stock buybacks. • During 2022, a total of 2,587,361 shares were purchased at a weighted average price of 16.59 under the Company’s previously authorized share repurchase programs.

Liquidity 18 (1) For the periods presented above, the Company maintained a secured FHLB Borrowing Facility with FHLB of Atlanta equal to 25% of the Bank's assets approximating $1.0 billion, with available borrowing capacity subject to the amount of eligible collateral pledged at any given time. December 31, 2022 December 31, 2021 Favorable / (Unfavorable) Cash and Due From Banks $ 46,869 $ 277,799 $ (230,930) Unpledged Investment Securities 611,845 743,836 (131,991) Excess Pledged Securities 46,305 28,417 17,888 FHLB Borrowing Availability(1) 676,746 667,307 9,439 Unsecured Lines of Credit 127,130 145,000 (17,870) Total Liquidity Sources $ 1,508,895 $ 1,862,359 $ (353,464) • Continue to maintain a strong liquidity position: ◦ Majority of bond portfolio is unpledged ◦ Ongoing FHLB collateral pledging (1) ◦ Maintain six unsecured lines of credit

Deposit Composition 19 $ in thousands For the Period Ending Variance 12/31/22 09/30/22 12/31/21 Quarter Year Lifetime Free Checking $ 703,334 $ 718,549 $ 747,909 $ (15,215) $ (44,575) Interest-Bearing Demand 496,948 509,949 452,644 (13,001) 44,304 Money Market 484,238 517,031 463,056 (32,793) 21,182 Savings 684,287 731,747 690,549 (47,460) (6,262) Certificates of Deposits 1,261,526 1,248,653 1,344,318 12,873 (82,792) Total Deposits $ 3,630,333 $ 3,725,929 $ 3,698,476 $ (95,596) $ (68,143) Total Deposits Composition $3,591 $3,504 $3,685 $3,698 $3,630 525 555 709 748 703 3,066 2,949 2,976 2,950 2,927 Noninterest-bearing Deposits Interest-bearing Deposits YE 2018 YE 2019 YE 2020 YE 2021 YE 2022 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 DDA - Int.- Bearing 14% CDs 35% DDA - Int. Free 19% Savings 19% Money Market 13% (1) Period end balances. (1) IMPROVED DEPOSIT MIX • Reliance on Certificates of Deposit declined with a net decrease of $82.8M or 6.2% YoY • Non-maturing deposit categories showed an increase YoY

Total Portfolio Loan Growth $2,704 $2,885 $2,947 $2,812 $3,149 0.75% 6.69% 2.15% (4.58)% 11.98% Portfolio Loans Growth YE 2018 YE 2019 YE 2020 YE 2021 YE 2022 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 (5.00%) 0.00% 5.00% 10.00% 15.00% Loan Composition 20 $ in thousands For the Period Ending Variance 12/31/22 09/30/22 12/31/21 Quarter Year Commercial Real Estate $ 1,470,562 $ 1,365,348 $ 1,323,252 $ 105,214 $ 147,310 Commercial and Industrial 309,792 325,973 345,376 (16,181) (35,584) Residential Mortgages 657,948 617,681 457,988 40,267 199,960 Other Consumer 44,562 47,006 44,666 (2,444) (104) Construction 353,553 350,037 282,947 3,516 70,606 Other(1) 312,496 325,304 357,900 (12,808) (45,404) Total Portfolio Loans(2) $ 3,148,913 $ 3,031,349 $ 2,812,129 $ 117,564 $ 336,784 Other Consumer 1%CRE 47% C&I 10% Construction 11% Residential Mortgages 21% (1) At January 1, 2021 we adopted Topic 326, establishing a new loan segment, "Other" loans. At March 31, 2021, Other loans totaled $373.4 million consisting of loans that would otherwise have been included in the following loan segments: $136.3 million of CRE, $77.8 million of C&I, $49.6 million of Residential Mortgages and $109.7 million of Construction. (2) Total Portfolio Loans is net of loans held-for-sale and Loan Portfolio Segments are sourced from Fed. Call Codes (RC-C). Other 10% LOAN PORTFOLIO • Total loans increased $336.8M, or 12.0% YoY due to solid loan growth during 2022.

Loan Portfolio by Rate Type Fixed $1,008 32% Floating $845 27% Variable $1,296 41% Loan Portfolio by Rate Index Type Fixed $1,008 32% Libor $232 7% Sofr $198 6% Prime $434 14% Treasury $1,277 41% 21 LOAN PORTFOLIO REPRICING & INDEX YE 2022 $ in millions (1) Floating Rate Loans are defined as loans with contractual interest rate terms that allow the loan to reprice at lease once each month. (2) Variable Rate Loans are defined as loans with contractual interest rate terms that allow the loan to reprice at least once during the life of the loan agreement, but not more frequently than once per quarter. $3.1B $3.1B (1) (2)

22 Top Ten (10) Relationships (Total Commitment) $ in thousands Segment For the Periods Ending Variance 12/31/22 to 12/31/21 12/31/2022 % of Gross Loans 12/31/2022 % of RBC12/31/22 12/31/21 1. Hospitality, agriculture & energy $ 309,107 $ 350,010 $ (40,903) 9.82% 63.94% 2. Retail real estate & food services 55,625 56,073 (448) 1.77% 11.51% 3. Industrial & retail real estate 41,725 45,653 (3,928) 1.33% 8.63% 4. Multifamily development 40,000 36,720 3,280 1.27% 8.27% 5. Retail real estate 37,679 38,250 (571) 1.20% 7.79% 6. Hospitality 35,255 35,664 (409) 1.12% 7.29% 7. Multifamily & student housing 33,998 35,405 (1,407) 1.08% 7.03% 8. Special / limited use 33,736 33,736 — 1.07% 6.98% 9. Hosptality 33,587 34,463 (876) 1.07% 6.95% 10. Multifamily development 31,790 29,389 2,401 1.01% 6.58 % Top Ten (10) Relationships $ 652,502 $ 695,363 $ (42,861) 20.72% 134.97 % Total Gross Loans $ 3,148,913 $ 2,812,357 $ 336,556 % of Total Gross Loans 20.72% 24.73% (4.01) % Concentration (25% of RBC) $ 120,863 $ 120,781 As of December 31, 2022

23 Balance Sheet Transformation 03

24 Earning Assets Goal is to deploy cash into higher yielding loans and investments while foregoing undue concentration risk. • Earning Assets stand at $4.0B • Our primary mandate is to use cash to grow the loan book with well diversified, higher yielding loan products to increase the NIM and mitigate concentration risks • Our secondary mandate is to utilize the investment portfolio to hedge the loan portfolio while providing a steady stream of income to supplement earnings. The investment book can be liquidated, or pledged, on an as needed basis to fund loan growth, when appropriate Past Present Future Loans Investments Cash 70% 79% 82% 18% 21% 25% 5% Earning Assets - 12/31/17 Earning Assets - 12/31/22 Earning Assets - Target

Commercial Real Estate Commercial & Industrial Residential Mortgages Construction Other Consumer Other 25 Loans Past Present Future 57% 47% 52% 20% 21% 5% 3% 1% 7% Loan Portfolio - 12/31/17 Loan Portfolio - 12/31/22 Loan Portfolio - Target 5% 11% 6% 30% 10% 15% Goal is to further diversify and de-risk the loan portfolio by reducing dependency on CRE loans and increasing C&I loans, consumer loans and single-family mortgages. Increased granularity is also a focus. • Portfolio loans currently stand at $3.1B • Our primary mandate is to always provide solutions to our customers in our footprint. CRE loans will continue to be a foundation of the portfolio, while we continue to build out our C&I, residential mortgage and consumer portfolios • We are layering in additional loan products, tapping previously underutilized markets within the footprint and partnering with new borrowers to help with diversification, utilizing excess liquidity and maximizing the NIM 10%

Muni MBS Corporates Agencies & Treasuries ABS SBA CMBS CMO 26 Bond Portfolio Past Present Future 13% 8% 25% 41% 7% 10% Bond Portfolio - 06/30/17 Bond Portfolio - 12/31/22 Bond Portfolio - Target 10% 34% 27% 28% 15% 3% 21% 10% 25% Goal is to maintain diversification and strong credit quality, while delivering above peer performance. • Portfolio stands at $836.3M, or about 19.9% of total assets, target is 15-25% of total assets • Per the charts, diversification has improved significantly over the past several years • The portfolio is now about 50% floating rate (versus 0% floating rate several years ago) • All bonds are “available-for-sale”, and can be used for liquidity and pledging purposes as needed (1) At December 31, 2022, Asset Backed Securities (ABS) represented approximately 10% of the entire Bond Portfolio and were further diversified into the following sub-segments (presented as a percentage of the entire Bond Portfolio): 1) ABS - CLO 6.7%, 2) ABS- Student Loans 2.6%, 3) ABS - SBA < 0.2%. 9% 2% 2% (1) 10%

CDs DDA - Int. Free DDA - Int. Bearing Money Markets Savings 27 Deposits Past Present Future 56% 35% 30% 15%13% 3% 10% Deposit Mix - 12/31/17 Deposit Mix - 12/31/22 Deposit Mix - Target 20% 19% 20% 7% 19% 25% 14% 14% Goal is to restructure and diversify funding sources with a focus on lower cost/core relationships (both retail and commercial): • Deposits currently stand at $3.6B • Dependence on CDs has significantly declined, and maturities and pricing are proactively managed on a weekly basis • Multiple strategies are in place to grow all non maturity deposit accounts with a focus on lower cost of funds • New product launches include mobile/online banking, Treasury Management, Instant Open, Card Valet, Click Switch, ATM Network, etc.

Asset Quality 04 28 Insert CB&T photo here

29 Delinquency Trends Past Due Loans / Total Portfolio Loans 0.07% 0.09% 0.19% 0.05% 0.08% 0.22% 0.05% 0.03% 0.01% 0.07% 0.00% 0.00% 0.00% 0.00% 0.00% 0.28% 0.14% 0.22% 0.06% 0.15% $7,618 $4,070 $6,404 $1,670 $4,837 30-59 Days PD 60-89 Days PD 90+ Days PD Total PD Loans Total PD Amt YE 2018 YE 2019 YE 2020 YE 2021 YE 2022 0.00% 0.08% 0.16% 0.24% 0.32% $— $2,000 $4,000 $6,000 $8,000

Nonperforming Loan Breakdown $51 $42 $32 $7 $7 37 31 22 3 2 3 5 4 2 4 11 8 Commercial Real Estate Commercial and Industrial Construction Residential Mortgages Other Consumer Other YE 2018 YE 2019 YE 2020 YE 2021 YE 2022 $0 $6 $12 $18 $24 $30 $36 $42 $48 $54 $60 30 Nonperforming Loans $ in millions As of December 31, 2022 Nonperforming Loans / Total Portfolio Loans $2,704 $2,885 $2,947 $2,812 $3,149 51 42 32 7 7 2,653 2,843 2,915 2,805 3,142 1.88% 1.46% 1.09% 0.26% 0.21% Nonperforming Loans Performing Loans Nonperforming Loans/ Total Portfolio Loans YE 2018 YE 2019 YE 2020 YE 2021 YE 2022 $0 $800 $1,600 $2,400 $3,200 0.00% 0.50% 1.00% 1.50% 2.00% $1 $1 $1 $1 $1 2

31 Nonperforming Relationships $ in thousands Type Nonaccrual Balance 12/31/22 Nonaccrual Balance 12/31/21 Variance 12/31/22 to 12/31/21 Comments 1. CRE $2,106 $2,742 ($636) Commercial Property 2. Residential 1,212 — 1,212 Residential Mortgage Loan 3. Residential 825 825 — Residential Mortgage Loan 4. Construction 808 808 — Residential Lot Developer 5. CRE 126 — 126 CRE Owner Occupied 6. CRE — 314 (314) CRE Non-Owner Occupied 7. C&I — 254 (254) UCC Subtotal: Top 5 Nonaccrual Loans $5,077 $4,943 $134 Total Nonaccrual Loans $6,645 $7,397 ($752) Top 5 Nonaccrual Loans / Total Nonaccrual Loans 76.40% 66.82% 9.58 % Total Portfolio Loans $3,148,913 $2,812,129 $336,784 Total Nonaccrual Loans / Total Portfolio Loans 0.21% 0.26% (0.05) %

Nonperforming Assets $84 $60 $48 $18 $15 33 18 16 11 8 51 42 32 7 7 OREO Nonperforming Loans YE 2018 YE 2019 YE 2020 YE 2021 YE 2022 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 32 Nonperforming Assets $ in millions As of December 31, 2022 Nonperforming Assets / Total Assets 84 60 48 18 15 4,040 4,006 4,179 4,134 4,205 2.09% 1.51% 1.14% 0.44% 0.36% Nonperforming Assets Total Assets Nonperforming Assets / Total Assets YE 2018 YE 2019 YE 2020 YE 2021 YE 2022 $0 $400 $800 $1,200 $1,600 $2,000 $2,400 $2,800 $3,200 $3,600 $4,000 $4,400 0.0% 1.0% 2.0% 3.0%

Portfolio Credit Quality Trend $2,704 $2,885 $2,947 $2,812 $3,149 2,232 2,451 2,523 2,616 2,992 461 430 238 186 142 186 Pass Substandard Special Mention YE 2018 YE 2019 YE 2020 YE 2021 YE 2022 $0 $300 $600 $900 $1,200 $1,500 $1,800 $2,100 $2,400 $2,700 $3,000 $3,300 Non-Pass Credit Quality Trend $472 $434 $424 $196 $157 461 430 238 186 142 11 4 186 10 15 Substandard Special Mention YE 2018 YE 2019 YE 2020 YE 2021 YE 2022 $0 $100 $200 $300 $400 $500 33 Loan Portfolio – Risk Ratings $ in millions As of December 31, 2022 15 11 4 10

34 Net Charge-off & Provision Expense Trends $ in thousands As of December 31, 2022 (1) YTD Net charge-offs for 2021 consist of $9.2 million for nine sold loans that were a part of two relationships in 3Q21 and $6.3 million and $1.9 million in 2Q21 for the resolution of our two largest nonperforming credits, which were previously reserved. $12,989 $3,841 $2,694 $23,127 $4,506 $16,870 $3,404 $18,006 $3,350 $2,419 0.47% 0.13% 0.09% 0.79% 0.15% Net Charge-offs Provision Expense Net Charge-offs (annualized)/ Average Loans YE 2018 YE 2019 YE 2020 YE 2021 YE 2022 $0 $2,500 $5,000 $7,500 $10,000 $12,500 $15,000 $17,500 $20,000 $22,500 $25,000 0.00% 0.25% 0.50% 0.75% 1.00% 1.25%(1)

35 ACL Composition & ACL Coverage Ratio Trends $ in thousands As of December 31, 2022 (1) Included in the three months ended March 31, 2021 is the $61.6 million Day 1 adjustment related to the adoption ASU No. 2016-13, “Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments”. Refer to the Company's Form 10-Q filed with the Securities and Exchange Commission ("SEC") for more details. $39,199 $38,762 $54,074 $95,939 $93,852 34,000 32,593 38,824 94,974 93,183 5,199 6,169 15,250 965 669 1.45% 1.34% 1.83% 3.41% 2.98% General Reserves Specific Reserves ACL to Total Portfolio Loans YE 2018 YE 2019 YE 2020 YE 2021 YE 2022 $0 $15,000 $30,000 $45,000 $60,000 $75,000 $90,000 $105,000 0.0% 1.0% 2.0% 3.0% 4.0% 5.0%

36 Deposit Mix and Cost of Funds 05

Total Deposit Composition $3,592 $3,504 $3,685 $3,698 $3,630 3,067 2,949 2,976 2,950 2,927 525 555 709 748 703 Interest-bearing demand deposits Noninterest-bearing deposits YE 2018 YE 2019 YE 2020 YE 2021 YE 2022 $0 $700 $1,400 $2,100 $2,800 $3,500 $4,200 37 Deposits $ in millions (1) (1) Period end balances.

Interest-bearing Deposit Composition & Deposit Rates $3,097 $3,020 $2,937 $2,945 $3,003 2,090 2,054 1,819 1,485 1,272 664 582 600 663 721 247 249 321 414 489 96 135 197 383 521 1.23% 1.54% 1.21% 0.76% 0.62% Certificates of Deposit Savings Interest-bearing Demand Deposits Money Market Deposit Rate YE 2018 YE 2019 YE 2020 YE 2021 YE 2022 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 38 Deposits $ in millions (1) Deposit rates and interest-bearing deposit balances presented above are year-to-date averages for periods ending YE 2018 – YE 2022. (1)

Total Deposits and Cost of Deposits $3,697 $3,701 $3,756 $3,749 $3,671 747 712 734 706 714 2,950 2,989 3,022 3,043 2,957 0.52% 0.48% 0.47% 0.47% 0.58% Noninterest-bearing Deposits Interest-bearing Demand Deposits Total Cost of Deposits Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 $0 $525 $1,050 $1,575 $2,100 $2,625 $3,150 $3,675 $4,200 39 Total Deposits & Total Cost Of Deposits $ in millions (1) Quarterly Average Balances (2) Total Cost of Deposits incorporates the noninterest-bearing demand deposits with the rate on total interest-bearing demand deposits to illustrate the impact of those free funds on the overall cost of deposits. (2) (1)

40 Net Interest Margin (1) Cost of Funds incorporates the free funds contribution with the rate on total interest-bearing liabilities to illustrate the impact of noninterest-bearing liabilities on the overall cost of funds (2) Net Interest Margin has been computed on a fully taxable equivalent basis (FTE) using 21% federal income tax statutory rate for 2018 through 2022. 1.01% 1.23% 0.94% 0.57% 0.50% 4.11% 4.28% 3.74% 3.41% 4.01% 3.10% 3.05% 2.80% 2.84% 3.51% Total Cost of Funds Yield on Interest-earning Assets Net Interest Margin YE 2018 YE 2019 YE 2020 YE 2021 YE 2022 0.00% 0.80% 1.60% 2.40% 3.20% 4.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% (1) (2)

41 Commercial Loan Portfolio Metrics 06

42 CRE Segment Overview By Collateral Code ($ in thousands) As of December 31, 2022 (1) Other CRE & Other Commercial Construction Segments include, but are not limited to, Special / Limited Use, Church, Mobile Home Park, Gas Station, Self-Storage Facilities, Auto Shops (1) Grand Total of Segments $2,034.7

43 Hospitality Metrics By State $ in thousands As of December 31, 2022 State Hospitality Portfolio Balance Percentage of Total Balance Avg. LTV Avg. GL Balance Size Avg. of Debt per Key - Total Commitment North Carolina $152,392 42% 53.7% $4,354 $86 South Carolina 92,416 26% 62.2% 8,401 104 West Virginia 58,807 16% 24.5% 14,702 67 Virginia 42,213 12% 56.9% 3,015 93 Georgia 11,191 3% 59.1% 5,595 65 Florida 3,388 1% 52.1% 3,388 242 Total $360,407 100% 51.8% $6,576 $110

44 Hospitality Metrics By Brand $ in thousands As of December 31, 2022 Brand Hospitality Portfolio Balance Percentage of Total Balance Avg. LTV Avg. GL Balance Size Avg. of Debt per Key - Total Commitment Hilton $108,479 30% 65.3% $9,862 $114 IHG 76,574 21% 57.1% 4,786 70 Upscale Independent/Boutique 57,485 16% 28.3% 28,742 75 Marriott 43,744 12% 41.9% 5,468 102 Wyndham 26,813 8% 60.8% 2,438 41 Independent 18,487 5% 53.4% 2,641 172 Radisson 11,556 3% 54.8% 2,889 39 Best Western 8,813 3% 42.5% 2,203 20 Choice 8,456 2% 53.5% 2,114 32 Total $360,407 100% 51.8% $6,794 $74

45 Multifamily/Student Housing Metrics By State $ in thousands As of December 31, 2022 State Retail Portfolio Balance Percentage of Total Balance Avg. LTV Avg. GL Balance Size Avg. of Debt per Unit - Total Commitment MULTIFAMILY Virginia $ 68,303 23% 87.7% $ 1,394 $ 80 South Carolina 38,475 13% 57.7% 2,263 62 North Carolina 136,900 47% 55.3% 2,535 68 STUDENT HOUSING Virginia 42,194 15% 64.4% 8,439 46 North Carolina 1,995 1% 55.4% 1,995 9 UNALLOCATED BY STATE 1,800 1% — % 72 — Total $ 289,667 100% 63.4% $ 2,783 $ 44

46 Multifamily Metrics by Property Type $ in thousands As of December 31, 2022 (1)The Other category consists of multifamily properties for which we do not have the data. Type Retail Portfolio Balance Percentage of Total Balance Avg. LTV Avg. GL Balance Size Avg. of Debt per Square Foot Multifamily $ 235,075 81% 63.5% $ 2,671 $ 136 Student 44,189 15% 64.0% 7,365 56 Other(1) 1,800 1% — % 67 — Participations in Affordable Housing 8,603 3% 70.1% 287 21 Total $ 289,667 100% 63.4% $ 2,597 $ 53

47 Retail Metrics by State $ in thousands As of December 31, 2022 (1)Excludes restaurant loans of $31.0 million. State Retail Portfolio Balance(1) Percentage of Total Balance Avg. LTV Avg. GL Balance Size Avg. of Debt per Square Foot North Carolina $ 187,884 59% 41.9% $ 2,505 $ 169 Virginia 82,461 26% 57.5% 1,586 218 Georgia 27,070 9% 48.5% 6,767 76 Florida 10,203 3% 48.3% 10,203 104 South Carolina 7,764 2% 19.2% 1,941 103 Maryland 3,754 1% 41.1% 3,754 83 West Virginia 421 — % 3.1% 421 22 Total $ 319,557 100% 45.7% $ 3,397 $ 97

48 Retail Metrics by Brand $ in thousands As of December 31, 2022 (1)Excludes restaurant loans of $31.0 million. (2)A Power Center is a large outdoor shopping mall that usually includes three or more "Big Box" stores. Type Retail Portfolio Balance(1) Percentage of Total Balance Avg. LTV Avg. GL Balance Size Avg. of Debt per Square Foot Anchored Strip Centers $ 155,241 49% 48.2% $ 4,312 $ 161 Unanchored Strip Centers 67,943 21% 26.4% 1,307 131 Outparcels/Single Tenant 64,501 20% 46.0% 1,500 268 Power Centers(2) 29,501 9% 82.2% 7,375 107 Big Box 2,371 1% 8.3% 790 46 Other — — % — % — — Total $ 319,557 100% 45.7% $ 2,547 $ 119